                                                                     EXHIBIT 23b

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 33-55852) of Verizon Maryland Inc. of our report dated February 14, 2000 relating to the 1999 and 1998 financial statements and 1999 and 1998 financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP


New York, New York
March 27, 2001